EXHIBIT 99.1

                                  CERTIFICATION
                      PURSUANT TO 18 U. S. C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Reink Corp. (the "Company") on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U. S. C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:


          (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.


Dated June 19, 2003

                                        Reink Corp.

                                        /s/ Wayne Maddever
                                        ------------------
                                        Wayne Maddever
                                        President and
                                        Chief Executive Officer


                                        /s/ William Smith
                                        -----------------
                                        William Smith
                                        Chief Financial Officer